POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints William J. Fitzgerald, Christopher McCain and Mark Allen, and each of them, with full power to act without the others,

his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary,

desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a direct or indirect general partner, director, officer or manager of any partnership, corporation or limited liability company, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the Financial

Industry Regulatory Authority, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. This Power of

Attorney shall remain in full force and effect with respect to each undersigned person unless and until six months after such person is both no longer a Managing

Director of General Catalyst Partners and no longer serving on the board of directors of any portfolio company of any General Catalyst Partners fund.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of October, 2014.

/s/ Lawrence S. Bohn

Lawrence S. Bohn

/s/ Joel E. Cutler

Joel E. Cutler

/s/ David P. Fialkow

David P. Fialkow

/s/ William J. Fitzgerald

William J. Fitzgerald

/s/ Stephen A. Herrod

Stephen A. Herrod

/s/ David J. Orfao

David J. Orfao

/s/ Neil F. Sequeira

Neil F. Sequeira

/s/ Brian J. Shortsleeve

Brian J. Shortsleeve

/s/ Hemant Taneja

Hemant Taneja

/s/ Adam A. Valkin

Adam A. Valkin